SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                        Reported): September 25, 2001


             Credit Suisse First Boston Mortgage Securities Corp.
            Credit Suisse First Boston Mortgage Securities Corp.,
         Mortgage-Backed Pass-Through Certificates, Series 2001-HE20


             CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
      -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Delaware                     333-61840               13-3320910
-------------------------------      -------------         -------------------
(State or Other Jurisdiction of       (Commission           (I.R.S. Employer
        Incorporation)                File Number)         Identification No.)

                               11 Madison Avenue
                           New York, New York 10010
                   ----------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000

Item 5.  Other Events.
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         Credit Suisse First Boston Mortgage Securities Corp. (the "Company")
entered into a Pooling and Servicing Agreement dated as of September 1, 2001 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, (the "Depositor"), DLJ Mortgage Capital, Inc., as seller (the "Seller"), Vesta Servicing, L.P., as servicer and special servicer (the "Servicer"), and U.S. Bank National Association, as trustee (the "Trustee"), providing for the issuance of the CSFB Mortgage Pass-Through Certificates, Series 2001-HE20 (the "Certificates"). The Certificates were issued on September 25, 2001. The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---- --  -------------------------------------------------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1 The Pooling and Servicing Agreement dated as of September 1, 2001, by and among the Company, the Seller, the Servicer, and the Trustee.

                                  SIGNATURES


         Filings Made by the Registrant. The registrant has duly caused this form to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on November 2, 2001.

                                          CREDIT SUISSE FIRST BOSTON MORTGAGE
                                          SECURITIES CORP.



                                          By: /s/ Helaine Hebble
                                              ---------------------------------
                                              Name: Helaine Hebble
                                              Title: Vice President

Exhibit Index
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Exhibit                                                                    Page
-------                                                                    ----

99.1     Pooling and Servicing Agreement dated as of September 1, 2001,     5
         by and among the Company, the Seller, the Servicer, and the Trustee.